Capital Management	12 Months Ended
Dec. 31, 2025
Capital Management [Abstract]
Capital Management

NOTE 21. CAPITAL MANAGEMENT

The Corporation’s strategy is to carry a capital base to maintain investor, creditor and market confidence and to sustain the future development of the business. The Corporation seeks to maintain a balance between the level of long-term debt and equity attributable to shareholders to ensure access to capital markets to fund growth and working capital given the cyclical nature of the oilfield services sector. The Corporation strives to maintain a conservative ratio of long-term debt to long-term debt plus equity.

As of December 31, 2025 and 2024, these ratios were as follows:

	2025	2024
Long-term debt	$679,291	$812,469
Equity attributable to shareholders	1,584,064	1,677,472
Total capitalization	$2,263,355	$2,489,941
Long-term debt to long-term debt plus equity ratio	0.30	0.33

As of December 31, 2025, liquidity remained sufficient as Precision had $86 million (2024 – $74 million) in cash and access to the US$375 million Senior Credit Facility (2024 – US$375 million) and $115 million (2024 – $119 million) secured operating facilities. As of December 31, 2025, US$80 million and $28 million (2024 – US$12 million) were drawn on the Senior Credit Facility with available credit further reduced by US$51 million (2024 – US$51 million) of outstanding letters of credit. Availability of the $40 million secured operating facility and US$40 million secured facility for the issuance of letters of credit and performance and bid bonds was reduced by outstanding letters of credit of $6 million (2024 – $9 million) and US$31 million (2024 – US$23 million), respectively. No amounts were drawn on the US$15 million (2024 – US$15 million) secured operating facility.